UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

x	Preliminary Information Statement

o	Definitive Information Statement

o	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

PACIFIC WEBWORKS, INC.

(Name of Registrant as Specified in Its Charter)

______________________________

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PACIFIC WEBWORKS, INC.

3136 MISSION GORGE ROAD, SUITE 111

SAN DIEGO, CA 92120

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have approved the adoption of a reverse stock split of the Company’s common stock in a ratio of one (1) share for every four hundred and sixty-four (464) existing shares of common stock outstanding. There will be no change in the authorized shares of common stock of the Company and any fractional shares will be rounded up (the “Reverse Split”).

This action was approved by written consent on March 12, 2018 by our Board of Directors and a majority of holders of our voting capital stock, in accordance with the Nevada Revised Statutes. Our directors and holders of a  majority of our outstanding common stock, as of the record date of March 12, 2018, have approved the Reverse Split as being in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement is expected to be first mailed to you on or about March 26, 2018.

ONLY THE STOCKHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON MARCH 12, 2018, THE RECORD DATE, ARE ENTITLED TO NOTICE OF THE CORPORATE ACTION.  STOCKHOLDERS WHO HOLD IN EXCESS OF 50% OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THE ACTION HAVE VOTED IN FAVOR OF THE ACTION.  AS A RESULT, THE ACTION HAS BEEN APPROVED WITHOUT THE AFFIRMATIVE VOTE OF ANY OTHER STOCKHOLDERS OF THE COMPANY.  THIS ACTION IS EXPECTED TO BE EFFECTIVE ON A DATE THAT IS AT LEAST TWENTY (20) DAYS AFTER THE MAILING OF THE DEFINITIVE INFORMATION STATEMENT TO THE SHAREHOLDERS OF RECORD.

We encourage you to read the attached Information Statement carefully for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is expected to be first mailed or furnished to stockholders on or about March 26, 2018.

PACIFIC WEBWORKS, INC.

3136 MISSION GORGE ROAD, SUITE 111

SAN DIEGO, CA 92120

INFORMATION STATEMENT AND NOTICE OF ACTIONS TAKEN

BY WRITTEN CONSENT OF THE MAJORITY SHAREHOLDERS

OF THE COMMON STOCK OF THE CORPORATION

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS

 AND NO STOCKHOLDERS' MEETING WILL BE HELD

 TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

GENERAL

This Information Statement is being furnished to all holders of the common stock of Pacific WebWorks, Inc. (the "Company") as of March 12, 2018 in connection with the action taken by written consent of holders of a majority of the outstanding voting power of the Company to authorize the Reverse Split of the Company’s Common Stock.

"We," "us," "our," the “Registrant” and the "Company" refers to Pacific WebWorks, Inc., a Nevada corporation

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the “Board”) believes that the stockholders of the Company will benefit from the Reverse Split because it will increase in the number of authorized shares of Common Stock available for issuance after the Reverse Split. Such an issuance could be used by the Company for a variety of corporate purposes including, without limitation:

•

Future acquisitions

•

Investment opportunities

•

Stock splits

•

Stock dividends or other distributions

•

Future financings

•

Other corporate purposes

At present the Company is looking at potential business acquisitions, however it does not have any agreements, proposals or arrangements, written or otherwise, at this time, to issue any such securities in an acquisition or otherwise. The Company is also considering raising additional capital to advance its operations, however it does not have any agreements, proposals or arrangements at this time to raise capital.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the action approved by the Board and the holder of the majority of the outstanding voting capital stock of the Company:

APPROVING AND ADOPTING A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK IN A RATIO OF ONE (1) SHARE FOR EVERY FOUR HUNDRED AND SIXTY-FOUR (464) EXISTING SHARES OF COMMON STOCK OUTSTANDING. THERE WILL BE NO CHANGE IN THE AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY AND ANY FRACTIONAL SHARES WILL BE ROUNDED UP (THE “REVERSE SPLIT”).

The Board of Directors believes that the stockholders of the Company will benefit from the Reverse Split because more shares will be available for issuance for corporate purposes. This is necessary because as of the Record Date the Company had only 286,105 shares available for issuance. After the Reverse Split the Company will have 149,674,535 shares available for issuance. With this much larger number of shares available the Board of Directors believes the Company will be in a better position to effect an acquisition.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 150,000,000 shares of Common Stock, par value $0.001 per share, of which 149,713,895 shares were outstanding as of March 12, 2018.  The Company has no other class of stock authorized.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of all shares of the Company’s common stock owned on the Record Date by (i) each person who owns beneficially more than five percent (5%) of the outstanding shares of common stock, (ii) each of our directors and named executive officers, and (iii) all directors and officers in a group, all of which votes were cast in favor of the actions taken herein:

Name of Owner	Title of Class	Number of Shares Beneficially Owned	Percentage of Outstanding Shares Beneficially Owned **

Daniel Masters *	Common Stock	100,000,000	66.79%
All Officers & Directors	Common Stock	100,000,000	66.79%

*    The address of our voting shareholder is 3136 Mission Gorge Road, Suite 111, San Diego, CA 92120

**   Based on 149,713,895 shares of the Company’s common stock issued and outstanding at March 12, 2018

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no dissenter’s rights under Nevada Law, the Company’s Articles of Incorporation, or the Company’s By-Laws to dissent from the Reverse Split.

VOTE REQUIRED

Pursuant to the Company's By-Laws and Nevada Law, a vote by the holders of at least a majority of the Company’s outstanding votes is required to affect the Reverse Split. As of the record date, the Company had 149,713,895 shares of its common stock issued and outstanding, each share entitled to one vote for a total of 149,713,895 votes.  The consenting stockholder voted in favor of the Reverse Split described herein by written consent dated March 12, 2018. Because the consenting shareholder holds 100,000,000 shares of the Company’s common stock representing 100,000,000 votes, or 66.79% of the total votes, no action is needed by the minority stockholders in connection with the Reverse Split.

POTENTIAL  ANTI-TAKEOVER EFFECT

The proposal to increase the number of shares of Common Stock that Company will have available for issuance could have a potential anti-takeover effect, even though our Board of Directors is not presenting the proposal for that reason and does not presently anticipate using the increase in shares available for issuance for such purpose. The effect of the proposed increase in the number of shares of Common Stock available for issuance might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which a majority of independent stockholders might otherwise deem favorable.

VOTE REQUIRED FOR APPROVAL

Our ability to undertake the Reverse Split without a meeting of our Shareholders is authorized by Section 78.320 of the Nevada Revised Statutes. The Nevada Revised Statutes generally provides that a Nevada corporation may substitute for action on a matter by its shareholders at a meeting the written consent of the holders of outstanding shares of capital stock holding at least a majority of the voting power of the Company’s outstanding capital stock. In accordance with this provision, we obtained the written consent of the Majority Shareholder to the Reverse Split.

As a result of the action of the Majority Shareholder, we are not soliciting proxies, and there will be no further shareholder action on the Reverse Split. Holders of record of the Company’s Common Stock are entitled to notice of the action taken by written consent approving the Reverse Split.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on March 12, 2018 as the record date for the determination of the common and preferred shareholders entitled to notice of the action by written consent. As of the record date, the Company had 149,713,895 voting shares of common stock issued and outstanding. The holders of shares of common stock are entitled to one vote per share, for a total of 149,713,895votes, on any matter to be voted upon by shareholders.

Shareholders holding a controlling interest equaling approximately 66.79% of the voting power of the Company, as of the record date, have consented to the proposed Reverse Split. This consent was sufficient, without any further action, to provide the necessary stockholder approval of the action.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed Reverse Split action, which is not shared by all other stockholders.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov .

INCORPORATION OF FINANCIAL INFORMATION

We incorporate by reference our Annual Report on Form 10-K for fiscal year ended December 31, 2017.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS INFORMATION STATEMENT IS FOR INFORMATIONAL PURPOSES ONLY.

PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

Dated: March 13, 2018

By Order of the Board of Directors

/s/ Daniel Masters

Chief Executive Officer and Director